                                                                  EXHIBIT 10.89

                      THE PRUDENTIAL - JON DOUGLAS COMPANY
                                A member of the
                  Jon Douglas Real Estate Services Group, Inc.

                          RESIDENTIAL LEASE AGREEMENT

This is more than a receipt for money. This is intended to be a legally binding contract. Do not sign it until you have thoroughly read and understood each provision.

This Residential Lease Agreement ("Agreement") is entered into at Playa Del Rey, State of California, this _____ day of _________, 1996, by and between SOLOMON, SALTSMAN & JAMIESON ("Lessor"), and OPTIMUMCARE CORP. ("Lessee").

In consideration of the rents and covenants contained herein, Lessor does hereby lease to Lessee, and Lessee does hereby lease from Lessor those certain premises with appurtenances situated in the City of Playa Del Rey, County of Los Angeles, State of California, and more particularly described as follows:
428 Culver Blvd. ("Property").

[ ] Furnished, [X] Unfurnished, [X] Single Family Residence, [ ] Condominium
    Unit and Parking Space(s) No. ______, [ ] Storage Area No. ___,
[ ] Other ___________________________________________________________________

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The following personal property is included as a part of this Agreement: None

1. RENT AND TERM. Lessee agrees to pay Lessor rent at the rate of $_______ per month in advance, on the 1st day of each calendar month. The term of this Agreement shall begin on November 1, 1996 ("Commencement Date"), as a:

    [ ] a. Month to month tenancy (Periodic Tenancy), which may be terminated by either party, by giving written notice to the other party at least 30 days prior to the intended termination date; or

    [ ] b. A lease with the Commencement Date as stated above and an ending date of October 31, 1998, with a total rental for the full term of $49,200, payable in monthly installments as defined above; or

    [X] c. Other: 1st 12 months @ $2,000 and 2nd 12 months @ $2,100.

2.  DEPOSITS AND PREPAID RENTAL.

    a. Lessee has given The Prudential Jon Douglas Company ("Broker")
       an Earnest Money Deposit in the amount of...................... $________
       in the form of [ ] cashier's check, [ ] certified check, [ ] personal check, [ ] other. In the event the Earnest
       Money Deposit is made in the form of a personal check, Lessee agrees to replace such check with a cashier's check within ____ days of Lessor's acceptance of this Agreement.

    b. Lessee shall pay to Lessor the first month's rent, in the amount of...................................................... $_______

    c. Lessee shall pay to Lessor a Security Deposit, in the amount of $_______

    d. Lessee shall pay to Lessor additional sums for _____________
       in the amount of............................................... $_______

    e. Lessee agrees to pay to Broker, if Lessee is represented by The Prudential Jon Douglas Company, the sum of One Hundred Dollars
       ($100.00) representing reimbursement to Broker of a portion of
       Broker's administrative and clerical costs, including the cost of document preparation and processing. Said sum shall only be payable to Broker in full upon execution of this Agreement by
       Lessor and Lessee.............................................. $ 100.00

       Total Deposits, Prepaid Rent and Fees due (2a through 2e)...... $_______

       Less (Item 2a) any Deposits received with this offer...........($_______)

       Balance due, in the form of a cashier's check, on or before
       _________________, 19____ ..................................... $_______

    Note: The total advance payment, including the first month's rent may not exceed three times one month's rent for an unfurnished property or four times one month's rent for a furnished property.

3. LATE CHARGE/BAD CHECKS. Lessee agrees to pay a late charge of six (6) percent of all rents not paid within ___ calendar days from the date due under this Agreement. In the event Lessee pays any rent installment with a check that is returned for insufficient or uncollected funds, Lessee shall pay all subsequent rent due under this Agreement by cashier's check. Lessee shall also pay Lessor $15.00 for each check that is returned to Lessor by Lessee's bank.

4. RETENTION OF DEPOSIT. If Lessee defaults in the performance of any obligation under this Agreement, Lessor may apply or retain all or any part of the security deposit for, but not limited to, the following reasons: (a) to repair or replace any items damaged or missing; (b) to replace any keys, cards, remote control openers, or locks given to Lessee but not returned;
    (c) to clean and return the property and the items in it, into the condition it was in when the Lessee first occupied the property with the exception of reasonable wear and tear; (d) to pay for damages caused in the event of Lessee's breach of this Agreement including, but not limited to, a pro-rated portion of any lease commissions; (e) to pay arrearrages in rent and other charges due; (f) the deduction of late charges, if any, which have accrued and have not been paid by Lessee. If used during the tenancy, Lessee agrees to reinstate the total security deposit within five days after written notice is given to Lessee in person or by mail. If Lessee complies with all the covenants and conditions of this Agreement, the deposit, less any sums expended by Lessor and accounted for to Lessee, shall be returned to Lessee within the period required by law. IF THE DEPOSIT IS NOT ADEQUATE TO COVER ALL DAMAGES, COSTS AND ARREARAGES, LESSEE MUST PAY ALL COSTS WHICH EXCEED THE AMOUNT OF THE SECURITY DEPOSIT.

5. HANDLING AND/OR TRANSFER OF DEPOSIT. Lessee shall not be entitled to any interest on the deposit except as required by law. Lessor shall have the right to commingle said deposit with other funds of the Lessor. Should Lessor sell Lessor's interest in the Property, Lessor shall transfer to the purchaser the unexpended funds deposited by Lessee and shall so notify Lessee by certified U.S. mail. Lessor shall be discharged from any further liability for such funds. Any claim for refund of security deposit or other sums shall be handled directly between Lessor and Lessee.

Lessee and Lessor acknowledge receipt of copy of this page, which constitutes Page 1 of 5 pages.

Lessees' Initials ______________                OFFICE USE ONLY
Lessors' Initials ______________  Reviewed by Broker or Designee___Date________

PROPERTY ADDRESS        428 Culver Blvd.
                --------------------------------------------------------------


 6. POSSESSION. If Lessee abandons or vacates the Property, Lessor may terminate this Agreement and regain lawful possession. If Lessor for any reason cannot deliver possession of the Property to Lessee on the Commencement Date, Lessor shall not be liable to Lessee for any resulting loss or damage, but there shall be a proportionate reduction of rent through the date possession is delivered. In the event Lessor is unable to deliver possession within _____ calendar days from scheduled Commencement Date, Lessee may, prior to Lessor's delivery of the Property, declare this lease to be null and void and all money paid to Lessor shall be refunded to Lessee.

 7. USE/RESTRICTIONS. It is agreed that the Property shall be used only for residential purposes, and for no other purposes whatsoever, for the occupancy of the following named persons only: OptimumCare business as used at the date of execution of this lease and no animals except ____________. Any changes or exceptions to the occupancy must be approved in writing in advance by Lessor. Lessee agrees to make no use of the Property, nor to do any acts, which will increase the existing rate of insurance on the Property, or will cause cancellation of any insurance policy covering the Property. Lessee further agrees to comply with all laws, ordinances, covenants, conditions, restrictions, rules, and orders affecting the Property or Lessee's occupancy.

 8. UTILITIES/SERVICES. Lessee shall pay for all gas, heat, light, power, water, telephone service, alarm or security service, cable television and other
    services supplied to the property, except:    N/A

 9. CONDITION, REPAIRS AND MAINTENANCE. Lessor shall maintain the exterior walls, roof, electrical wiring, heating system, air conditioning system (if any), water heater, built-in appliances, and water lines in good and sanitary order, condition, and repair, at Lessor's sole cost and expense. Except for those items, Lessee shall, at Lessee's sole cost and expense, keep and maintain the Property, including household furniture, fixtures, goods and chattels belonging to Lessor, in the manner in which they were received, reasonable wear and tear excepted. In the event damage is caused by the abuse or negligence of Lessee or Lessee's guests or invitees, Lessee shall pay the full cost and expense of repairing such damage. Lessee shall immediately notify Lessor of damage from any cause. Lessee has examined the Property, all furniture, furnishings, and appliances, if any, and fixtures, including smoke detector(s), and hereby agrees that the Property is now in a
    habitable and good condition except:    N/A.  Lessor agrees to maintain
    landscaping, swimming pool and spa, if any, and Lessee agrees to adequately water said landscaping and add water as necessary to the swimming pool and spa. Lessor AND LESSEE ACKNOWLEDGE AND AGREE THAT BROKER HAS NO RESPONSIBILITY OR LIABILITY FOR THE CONDITION OF THE PROPERTY OR FOR ANY REPAIR OR MAINTENANCE OF THE PROPERTY. Lessor AND LESSEE SHALL LOOK SOLELY TO EACH OTHER FOR THE PERFORMANCE OF REPAIR AND MAINTENANCE OBLIGATIONS UNDER THIS AGREEMENT.

10. LEAD-BASED PAINT DISCLOSURE. Prior to occupancy, Lessor shall: (a) deliver to Lessee the EPA booklet entitled "Protect Your Family From Lead in Your Home" and (b) notify Lessee of all known lead-based paint hazards on the Property.

11. INVENTORY. Any furnishings and equipment to be included by Lessor in this Agreement, other than the items set forth herein, shall be set forth in a special inventory, to be signed by both Lessee and Lessor. It is agreed all such furnishings and equipment are in good condition when delivered, unless specifically noted in the inventory. Lessee agrees, upon termination of occupancy under this Agreement, to surrender to Lessor the Property with any furnishings and equipment belonging to Lessor in the same condition as when received, reasonable wear and tear excepted. Lessor AND LESSEE ACKNOWLEDGE AND AGREE THAT BROKER IS NOT RESPONSIBLE FOR PREPARING OR CHECKING INVENTORY.

12. ALTERATIONS AND ADDITIONS. Lessee shall not paint, wallpaper, or make any alterations to the Property without the prior written consent of Lessor. Any additions to, or alterations of, the Property, with the exception of movable furniture, shall become at once a part of the Property and belong to Lessor. Lessee shall not change or add any locks, opening devices and/or security codes on the Property without the prior written consent of Lessor. Should Lessor so consent, Lessee shall give Lessor keys, codes, and/or opening devices within forty-eight (48) hours of any such change.

13. FREE FROM LIENS. Lessee shall keep the Property free from any liens arising out of any work performed, materials furnished, or obligations incurred by Lessee or any person acting in Lessee's behalf.

14. ENTRY/SHOWING BY Lessor. Lessee shall permit Lessor and/or Lessor's representatives to access the Property at all reasonable times and with reasonable notice for the purpose of inspecting, maintaining, repairing or showing the Property to prospective purchasers or tenants. Verbal or written notice at least twenty-four (24) hours in advance of entry shall be deemed reasonable notice. No notice shall be required in case of emergency or to perform repairs or maintenance requested by Lessee. Lessee shall take reasonable precautions to safeguard, protect, and insure personal property items that might be accessible during the inspection, maintenance, repair, or showing of the Property. Lessor AND LESSEE ACKNOWLEDGE AND AGREE THAT BROKER IS NOT RESPONSIBLE FOR LOSS OF PERSONAL PROPERTY OR DAMAGE TO THE REAL PROPERTY.

15. DAMAGE. If the Property is damaged from any cause rendering same uninhabitable, either party shall have the right to terminate this Agreement by giving written notice to the other party within fifteen (15) days after the damage occurs. If this right is exercised by either party, rent for the current month shall be prorated between the parties as of the date the damage occurred. Any unearned rent and/or unused deposits shall be refunded to Lessee. If this Agreement is not terminated as provided in this paragraph, Lessor shall promptly repair the damage then the rent shall be reduced proportionately until the Property is repaired and ready for lessee's occupancy. If any damage or destruction occurs as a result of abuse or negligence of Lessee, or Lessee's guests or invitees, then Lessor only shall have the above right of termination, and no reduction of rent shall be made.

16. ASSIGNMENT/SUBLETTING. Lessee shall not sublet the Property or assign this Agreement, or the tenancy, or any interest therein, without the prior written consent of Lessor. Any consent to one assignment or subletting shall not be construed as a consent to any subsequent assignment or subletting. Lessor shall not unreasonably withhold such consent. Unless prior written consent is obtained, any assignment, transfer, or subletting of the Property, this Agreement, or the tenancy, by voluntary act of Lessee, operation of law, or otherwise, shall be null and void and shall, at the option of Lessor, terminate this Agreement.

17. ABANDONMENT/DEFAULT. Lessee shall not vacate or abandon the Property at any time during the term of this Agreement. In the event of any breach by Lessee of this Agreement, in addition to other rights and remedies available at law or in equity, Lessor shall have the option immediately to terminate this Agreement and all rights of Lessee hereunder by giving written notice of termination. In the event Lessor elects to so terminate this Agreement, Lessor may recover from Lessee all amounts of unpaid rents for the entire term, less any amounts received by Lessor for the re-letting of the Property. In the event Lessee vacates or abandons the Property or otherwise breaches this Agreement, Lessor may from time to time, without terminating this Agreement, either recover all rents as they become due or re-let the Property or any part thereof upon such terms and conditions as Lessor deems appropriate.

18. INDEMNIFICATION OF Lessor. Lessee, as a material part of the consideration to Lessor under this Agreement, hereby waives all claims against Lessor, Lessor's employees, and agents for damage to household furniture, goods, vehicles, and other property, and for injury to any persons in, upon, or about the property, from any cause arising at any time, except for Lessor's negligence. Lessee agrees to indemnify and hold harmless Lessor, Lessor's employees, and agents, from and against all claims of, and liability for, any such damage to property and injury to persons, from any cause arising at any time.

19. WAIVER. The waiver by Lessor of any breach of any covenant or condition of this Agreement shall not be construed as a waiver of any subsequent breach of the same or any other covenant or condition. The subsequent acceptance of rent by Lessor shall not be construed as a waiver of any preceding breach by Lessee of any covenant or condition of this Agreement, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding at the time of acceptance of such rent.

20. INSURANCE/SECURITY. Lessee is advised to secure, at Lessee's expense, insurance policies covering any potential loss or damage to Lessee's


Lessee and Lessor acknowledge receipt of copy of this page, which constitutes Page 2 of 5 pages.

Lessees' Initials ______________                OFFICE USE ONLY
Lessors' Initials ______________  Reviewed by Broker or Designee___Date________

PROPERTY ADDRESS        428 Culver Blvd.
                --------------------------------------------------------------

     personal property or vehicles, and liability for injury to any persons in, upon, or about the Property. Lessee understands that Lessor does not maintain insurance to cover any lessee's liabilities, loss, or damage, whether caused by theft, vandalism, other criminal act, negligence of any person, fire, rain, water overflow/leakage, act of God, and/or any other causes. Lessee agrees Lessor is not liable for these occurrences and Lessee shall look solely to Lessee's insurance policies for any reimbursement for any such liabilities, injuries, loss, or damage sustained by Lessee. LESSEE AGREES NOT TO SEEK RECOVERY OR REIMBURSEMENT FROM LESSOR OR BROKER FOR SUCH OCCURRENCES OR ITEMS. LESSEE FURTHER AGREES LESSOR AND BROKER HAVE NO OBLIGATION TO PROVIDE ANY SECURITY FOR THE PROPERTY.

21. NOTICE: THE AMOUNT OR RATE OF REAL ESTATE COMMISSIONS IS NOT FIXED BY LAW. THEY ARE SET BY EACH BROKER INDIVIDUALLY AND MAY BE NEGOTIABLE BETWEEN THE LESSOR AND BROKER.

     COMMISSIONS. For Broker's services in arranging this Agreement, Lessor agrees to pay Broker as commission 6% of the total lease or rental payments to be made by Lessee for the entire term but payable now for the first year only then for the second year at the beginning of the 2nd year of this
     Agreement, or     % of the first month's rent if the agreed term is
     month-to-month or is six (6) months or less. The commission shall be paid in full, irrespective of agency relationship(s), upon execution of this Agreement. See above. Lessor authorizes Broker to deduct the commission from any amounts paid by Lessee for rent or deposits. To the extent such rent and deposits are inadequate to pay in full the commission due, Lessor agrees to pay promptly to Broker any balance due. Of the commissions
     referred to in this Agreement,     % shall be paid to The Prudential Jon
     Douglas Company and    % to                               (other broker).

22. RENEWAL COMMISSIONS. Upon any extension or renewal of this Agreement or the tenancy, Lessor shall pay to Broker an additional commission of 6% of the total rent payments for said extension or renewal period. Lessor shall immediately notify Broker of each extension or renewal. The commission shall be paid within five (5) days after commencement of the extension or renewal. In the event Lessor fails to pay to Broker the additional commission when due, then, upon written notice by Broker to Lessee, Lessee shall pay to Broker the rent for each extension or renewal period commencing with the rent due immediately following Lessee's receipt of such notice. Rent shall continue to be paid to Broker until all additional commission due Broker has been paid in full. Lessee shall then resume paying rent directly to Lessor. Lessor agrees Broker may deduct and retain the commission due from rents collected by Broker and forward any balance to Lessor. See above.

23. SALE OR EXCHANGE. In the event Lessee, or any person or entity related to, or controlled by, or affiliated with Lessee, acting directly or indirectly, acquires title to the Property during Lessee's occupancy or within twelve (12) months after the termination of Lessee's occupancy, Broker shall be considered the procuring cause in negotiating said transfer of title or ownership by reason of this Agreement. As compensation for such services, Lessor agrees to pay Broker as commission 5% of the total consideration involved in such transfer upon close of escrow, or if there be no escrow, then upon execution of any sale contract or recordation of any deed, whichever occurs first.

24. LEASE PROCESSING FEE. Lessor agrees to pay to Broker, if represented by The Prudential Jon Douglas Company, the sum of One Hundred Dollars ($100.00), representing a reimbursement to Broker of a portion of Broker's administrative and clerical costs, including the cost of document preparation and processing. Said sum shall only be payable to Broker in full upon execution of a lease or rental agreement by Lessor.

25. HOLDING OVER. If Lessee remains in possession of the Property past the expiration of the term of this Agreement or any extension or renewal, with written consent of Lessor, then, unless otherwise agreed, the holding over
     shall create a month-to-month tenancy at a monthly rent of $       , or the
     rent for the immediately preceding month, whichever is greater. Should Lessee request a holdover, or extension or renewal of the term of this Agreement, Lessee shall notify Lessor in writing no later than sixty (60) days prior to the expiration of this Agreement. Any holdover, extension, or renewal is subject to the written consent of Lessor. All other terms and conditions of this Agreement shall remain in full force and effect.

      Lessee's    Lessor's
      Initials    Initials
26. _____/_____ _____/_____ OPTION TO PURCHASE. By initialing this paragraph, Lessor and Lessee acknowledge that this Agreement is subject to the provisions of the Option To Purchase which is attached as an addendum hereto.

      Lessee's    Lessor's
      Initials    Initials
27. _____/_____ _____/_____ RENT CONTROL. By initialing this paragraph, Lessor and Lessee acknowledge the Property may be subject to a rent control law. Lessor and Lessee hereby acknowledge they have been advised to check with legal counsel and/or the rent control board to determine rights and obligations under the law. Lessor represents the Property is not leased for any rent in excess of the maximum allowable rent permitted under such rent control law and the rental is in full compliance with such law. Lessor and Lessee further acknowledge they are not relying upon any advice from Broker regarding rent control laws.

28. HOME PROTECTION PLAN. Lessor and Lessee acknowledge that home protection plans may be available which provide various types of limited coverage to both Lessor and Lessee. Broker does not endorse or approve any particular company or plan.

29. CONDOMINIUM LEASE. In the event the Property is in a condominium, stock cooperative, or planned development, Lessee agrees to abide by the covenants, conditions, and restrictions, rules, regulations, orders, and decisions of the Homeowners' Association governing the development. Lessor further agrees to keep current all dues and/or assessments that may be levied against the Property during the term of this Agreement. Upon request, Lessor shall provide to Lessee a copy of the covenants, conditions, and restrictions, rules, and regulations of the Homeowners' Association.

30. BANKRUPTCY/FORECLOSURE. Lessee's rights under this Agreement may be affected by a bankruptcy of Lessor or foreclosure of a lender's interest in the Property. Lessee has been advised to obtain legal advice from Lessee's attorneys regarding Lessee's rights in the event of a bankruptcy or foreclosure. Lessor represents there is not presently a notice of default recorded against the Property and the Property is not an asset of any bankruptcy proceeding. Lessor further agrees to inform Lessee immediately in the event a notice of default is recorded against the Property or the Property becomes an asset of any bankruptcy proceeding during the term of this Agreement or any extension or renewal. LESSEE ACKNOWLEDGES THAT LESSEE IS NOT RELYING ON ANY REPRESENTATIONS OR STATEMENTS MADE BY BROKER REGARDING THESE MATTERS.

31. INFORMATION AUTHORIZATION. Lessor and Lessee agree that Broker may report the terms of this transaction to multiple listing services.

32. NOTICES. All notices to Lessee shall be given in writing, personally, or by deposit in the United States mail, postage prepaid and addressed to Lessee at the Property, whether Lessee still occupies or has departed from, abandoned, or vacated the Property, unless Lessee has given a different address in writing for this purpose.

33. SUCCESSORS/ASSIGNS. Subject to the provisions on assignment and subletting, the covenants and conditions in this Agreement shall apply to and bind the heirs, successors, executors, administrators, and assigns of all types of the parties. If at any time the Lessee consists of more than one person or entity, all such persons and entities shall be jointly and severally liable hereunder.

34. VALIDITY/SEVERABILITY. Any provision of this Agreement which is held to be invalid shall not affect the validity or enforceability of any other provisions of this Agreement.

35. MEDIATION OF DISPUTES. Any dispute or claim in law or equity, except an unlawful detainer action and the subject matter of an unlawful detainer action, arising out of this Agreement or any resulting transaction shall be submitted to neutral, non-binding mediation before the commencement of arbitration, litigation, or other proceeding, including all disputes or claims involving Broker (other than commission disputes between brokers only). The parties to the dispute or claim agree to act in good faith to participate in the mediation, and to identify a mutually acceptable mediator. If a mediator cannot be so selected, the dispute or claim shall be submitted for mediation to and in accordance with the mediation rules of


Lessee and Lessor acknowledge receipt of copy of this page, which constitutes Page 3 of 5 Pages.

Lessees' Initials ______________                OFFICE USE ONLY
Lessors' Initials ______________  Reviewed by Broker or Designee___Date________

PROPERTY ADDRESS               428 Culver Blvd.
                -----------------------------------------------------------

     JAMS/ENDISPUTE, with all parties to the mediation sharing equally in its cost. If the dispute or claim is successfully resolved in the mediation, the resolution will be documented by a written agreement executed by all parties to the dispute or claim. If the mediation does not successfully resolve the dispute or claim, the mediator shall provide written notice of same to all parties to the mediation, and the parties may proceed to seek other resolution of the dispute or claim, in accordance with the terms of this Agreement and their other legal rights. If any party obligated to mediate a dispute or claim, commences arbitration or litigation without first attempting in good faith to resolve the matter through mediation, then, in the discretion of the arbitrator or judge, that party shall not be entitled to recover attorney fees, if that party or parties prevails in the arbitration or litigation, against the other party to the dispute or claim.

36. ARBITRATION OF DISPUTES. Any dispute or claim in law or equity arising out of this Agreement or any resulting transaction shall be decided by neutral, binding arbitration in accordance with the rules of JAMS/ENDISPUTE, and not by court action except as provided by California law for judicial review of arbitration proceedings. Judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction. The parties shall have the right to discovery in accordance with California Code of Civil Procedure, Section 1283.05.

     Any dispute or claim by or against the broker(s), arising out of this Agreement or any resulting transaction, shall be submitted to arbitration as above, provided the broker(s) shall have agreed, prior to or within a reasonable period after the dispute or claim is presented, to submit it to arbitration consistent with this provision.

     The following matters are excluded from arbitration hereunder: (a) a judicial or non judicial foreclosure or other action or proceeding to enforce a deed of trust, mortgage or real property sales contract as defined in California Civil Code, Section 2985; (b) an unlawful detainer action; (c) the filing or enforcement of a mechanic's lien; (d) any matter which is within the jurisdiction of a small claims or probate court; (e) an action for bodily injury or wrongful death; or (f) an action for latent or patent defects to which California Code of Civil Procedure Sections 337.1 or 337.15 applies. The filing of a judicial action to enable the recording of a notice of pending action, for order of attachment, receivership, injunction, or other provisional remedies, shall not constitute a waiver of right to arbitrate under this provision.

     NOTICE: BY INITIALING IN THE SPACE BELOW, YOU ARE AGREEING TO HAVE ANY DISPUTE ARISING OUT OF THE MATTERS INCLUDED IN THE 'ARBITRATION OF DISPUTES' PROVISION DECIDED BY NEUTRAL ARBITRATION AS PROVIDED BY CALIFORNIA LAW AND YOU ARE GIVING UP ANY RIGHTS YOU MIGHT POSSESS TO HAVE THE DISPUTE LITIGATED IN A COURT OR JURY TRIAL. BY INITIALING IN THE SPACE BELOW, YOU ARE GIVING UP YOUR JUDICIAL RIGHTS TO DISCOVERY AND APPEAL, UNLESS SUCH RIGHTS ARE SPECIFICALLY INCLUDED IN THE 'ARBITRATION OF DISPUTES' PROVISION. IF YOU REFUSE TO SUBMIT TO ARBITRATION AFTER AGREEING TO THIS PROVISION, YOU MAY BE COMPELLED TO ARBITRATE UNDER THE AUTHORITY OF THE CALIFORNIA CODE OF CIVIL PROCEDURE. YOUR AGREEMENT TO THIS ARBITRATION PROVISION IS VOLUNTARY.

     WE HAVE READ AND UNDERSTOOD THE FOREGOING AND AGREE TO SUBMIT DISPUTES ARISING OUT OF THE MATTERS INCLUDED IN THE 'ARBITRATION OF DISPUTES' PROVISION TO NEUTRAL ARBITRATION.

     Lessees' Initials _____/_____, Lessors' Initials:_____/_____.

37.  ADDITIONAL TERMS.

     1. AFTER THE FIRST 12 MONTHS OF THIS LEASE IT IS AGREED THAT IN THE EVENT OF A SALE OF SUBJECT PROPERTY BY LESSOR PRIOR TO ITS EXPIRATION, LESSOR WILL GIVE LESSEE FOUR (4) MONTHS NOTICE TO VACATE PREMISES.

     2. LESSOR GRANTS LESSEE THE RIGHT TO PURCHASE SAID PROPERTY ON THE SAME TERMS AND CONDITIONS THAT LESSOR ACCEPTS FROM A THIRD PARTY FOR THE SALE OF THE BUILDING. LESSEE SHALL ACCEPT OR REJECT SAID OFFER WITHIN 48 HOURS OF PRESENTATION. IF THE OFFER IS NOT ACCEPTED IN WRITING WITHIN 48 HOURS BY WRITTEN COMMUNICATION DELIVERED TO LESSOR, THEN SAID OFFER WILL BE DEEMED TO BE REFUSED.

     3. THIS LEASE IS A RENEWAL OF THE LEASE EXECUTED OCT. 10, 1995 AND IS SUBJECT TO ALL TERMS AND CONDITIONS CONTAINED THEREIN.

38. CAPTIONS. The captions of this Agreement are for convenience only, are not a part of this Agreement, and do not in any way limit or amplify the terms and provisions of this Agreement.

39. ATTORNEY'S FEES. In any action, proceeding, or arbitration between the Lessor and the Lessee arising out of this Agreement or any resulting transaction, the prevailing Lessor or Lessee shall be entitled to reasonable attorney's fees and costs from the non-prevailing Lessor or Lessee.

40. FACSIMILE SIGNATURES. Should Lessee or Lessor transmit signed documents by facsimile, Lessee and Lessor shall accept and rely upon such documents in the same manner as if those transmitted copies were original signed documents. Lessee and Lessor shall forward signed originals of documents within 48 hours of transmission. The failure of Lessee or Lessor to forward signed originals of documents shall not invalidate the documents or this Agreement.

Lessee and Lessor acknowledge receipt of copy of this page, which constitutes Page 4 of 5 Pages.

Lessees' Initials ______________                OFFICE USE ONLY
Lessors' Initials ______________  Reviewed by Broker or Designee___Date________

PROPERTY ADDRESS        428 Culver Blvd.
                --------------------------------------------------------------

41. AGENCY CONFIRMATION. The following agency relationship(s) are hereby confirmed for this transaction:

     Listing agent:  THE PRUDENTIAL JON DOUGLAS CO. is the agent of (check one):

     [ ] the Lessor exclusively; or [X] both the Lessor and Lessee.

         Leasing agent:_____________________(if not the same as Listing agent) is the agent of (check one):

     [ ] the Lessee exclusively; or [ ] the Lessor exclusively; or [ ] both the Lessee and Lessor.

42. PLACE OF PAYMENTS. Lessee agrees to pay all rent by personal check at the address indicated below Lessor's signature, or at such address and in such manner as Lessor may specify.

43. INCORPORATION OF PRIOR AGREEMENTS AND AMENDMENTS. This Agreement covers in full every agreement of any kind between the parties concerning the lease or rental of the Property. All preliminary discussions, negotiations, and agreements with respect to the lease or rental of the Property, except those contained herein, are superseded and of no further force and effect. The parties agree no other representations or promises have been made. No verbal or implied agreement or covenant shall vary the provisions of this Agreement. Any changes or additions to this Agreement must be approved in writing by all parties or their respective successors in interest, subject to the provisions concerning assignments and sublettings.

44. APPLICATION AND CREDIT REPORT. Lessee warrants the accuracy of the information in Lessee's rental application and gives permission to Lessor to verify Lessee's information and to obtain Lessee's credit report. Lessee tenders to Broker the non-refundable sum of $15.00 to compensate for the cost of obtaining a credit report in Lessor's behalf. Broker cannot and will not interpret or verify any information furnished by Lessee or in Lessee's credit report. LESSOR SHALL HAVE TWO (2) BUSINESS DAYS FROM THE DATE LESSOR SIGNS THIS AGREEMENT TO NOTIFY LESSEE IN WRITING SHOULD LESSOR REASONABLY DISAPPROVE LESSEE'S APPLICATION BASED ON CREDIT OR OTHER INFORMATION REVIEWED BY LESSOR. IN SUCH EVENT LESSEE'S DEPOSIT (BUT NOT THE CREDIT REPORT FEE) SHALL BE REFUNDED IN FULL. IF LESSOR FAILS TO NOTIFY LESSEE, THIS CONDITION SHALL BE DEEMED SATISFIED.

45. REPRESENTATIONS. The parties agree Broker makes no representations regarding the ability of Lessee or Lessor to perform under the terms of this Agreement. Broker is unable to verify and/or determine the financial stability and performance of the Lessor and Lessee. Lessor assumes full responsibility to determine the creditworthiness of Lessee. Therefore, Lessor and Lessee are hereby advised to seek independent legal counsel regarding any risks, rights, or obligations that may arise from either party suffering financial hardship, bankruptcy, or foreclosure.

     It is understood that Broker is not providing property management services for Lessor or Lessee and is not responsible for damage by Lessee to the Property.

     Lessor and Lessee understand it is illegal for Lessor or Broker to refuse to show or lease the Property to any person because of race, color, religion, national origin, ancestry, sex, marital or family status, children or physical disability.

     Any obligation of Lessor to make alterations, improvements or repairs to the Property during the term of this Agreement shall be solely the obligation of Lessor. Lessee and Lessor acknowledge that Broker is not responsible for the parties' performance hereunder, and shall look solely to the other party for performance of obligations, duties and responsibilities.

     No representation is made as to the legal validity of any provision or the adequacy of any provision in any specific transaction. A real estate broker is the person qualified to advise on real estate. If you desire legal advice, consult your attorney.

     Lessor represents that Lessor is the owner of the Property or has the authority to execute this Agreement on behalf of the owner of the Property, and hereby agrees to lease the Property on the above terms and conditions.

     Lessor and Lessee acknowledge that they have read and understood each and every paragraph of all pages of this Agreement; agree to the above confirmation of agency relationship(s); and have executed this Agreement and hereby acknowledge receipt of a copy thereof.

     Brokers are not parties to the Agreement between Lessor and Lessee.

46.  OFFER DEADLINE. This offer to lease expires on OCT. 15, 1996, at 6 p.m.


 [SIG]                  10/7/96
--------------------  ------------ -----------------------  ---------------
Lessee                Date         Lessor                   Date


                                    [SIG]                     10/15/96
--------------------  ------------ -----------------------  ---------------
Lessee                Date         Lessor                   Date

The Prudential Jon Douglas Company   426 Culver Blvd. PDR 90293
                                     --------------------------------------
                                     Address for all Notices and Rental
                                     Payments

/s/ BRUCE KASPER                     310 822-9848
----------------------------------   --------------------------------------
Sales Associate                      Lessor's Phone Number

MDR
----------------------------------
Sales Associate's Office

310-301-3500
----------------------------------
Sales Associate's Office Phone Number

Agency relationships are confirmed as above

THE PRUDENTIAL JON DOUGLAS CO.                        10/2/96
----------------------------------   --------------------------------------
Real Estate Broker (Listing)         Date

/s/  BRUCE KASPER
----------------------------------
By: Bruce Kasper


                -------------------  OFFICE USE ONLY   -------------------

                Reviewed by Broker or Designee __________ Date ___________
                __________________________________________________________